UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2011

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Company and Comerica Bank Amend Revolving Canadian Credit Agreements to add a $2.0 million specialized export facility.

On December 23, 2011, Manitex Liftking, ULC (‘Liftking”), a wholly owned subsidiary of Manitex International, Inc. (the “Company”) and Comerica Bank (‘Comerica”) amended the Letter Agreement dated December 29, 2006 as amended on June 30, 2008, October 29, 2009 and June 29, 2011. The primary purpose of the amendment is to add a $2.0 million specialized export facility (“Export Facility”) that matures on March 11, 2013. The Export Facility is guaranteed by the Company and Export Development Canada, (“EDC”) a corporation established by an Act of Parliament of Canada. Under the Export Facility Liftking can borrow 90% of the total cost of material and labor incurred on export contracts which are subject to the EDC guarantee. The EDC guarantee is issued under their export guarantee program and covers certain goods that are to be exported from Canada. The EDC guarantee expires on March 11, 2013. Repayment of advances made under the Export Facility are due sixty days after shipment of the goods, or five business days after the borrower receives payment in full for the goods covered by the guarantee (the “Scheduled Payment Date”) or upon the termination of the EDC guarantee. The Export Facility advances bear interest at the same rate as other advances received under Lifking’s revolving Canadian credit facility with Comerica.

The Export Facility advances are subject to acceleration upon the occurrence of customary events of default, including Liftking’s failure to pay when due any principal or interest. From and after and during the continuance of any default and so long as any such default remains unremedied or uncured, the indebtedness shall bear an interest rate of 3% above the otherwise applicable interest rate.

The specific Loan Agreements and documents that were issued or amended are as follows: All documents were executed on or became effective on December 23, 2011.

Agreements

•	Amendment to Letter Agreement for the revolving Canadian credit agreement; which amends the Letter Agreement dated December 29, 2006 as amended on June 30, 2008, October 29, 2009 and June 29, 2011.

•	Specialized Equipment Export Facility Master Revolving Note for $2.0 million dated December 23, 2011.

•	Amendment to Security Agreement between Comerica Bank and Liftking dated December 29, 2006.

In connection with the Company’s borrowing, guaranties were executed by the Company and its subsidiary, Manitex, LLC to guarantee to the indebtedness to Comerica related to borrowings under the Export Facility.

Guarantor(s)	Indebtedness being Guaranteed
Manitex International, Inc.	Export Facility
Manitex, LLC	Export Facility

In connection with EDC’s guarantee Manitex International, Inc. and Manitex, Inc. executed certain waivers relating to rights of contribution and an acknowledgement that the Company and Manitex, Inc. may become liable to the EDC by the way of subrogation or by the way of assignment following payment by the EDC to Comerica under the EDC guarantee.

Set forth below is a summary of each of the aforementioned documents, which is qualified in its entirety by reference to the copies of such amendments, notes, guaranties, and waivers attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment and restatement to Letter Agreement dated December 29, 2006 for the revolving Canadian credit agreement

On December 23, 2011, Liftking executed an Amendment and restatement to Letter Agreement for the revolving Canadian credit agreement; which amends the Letter Agreement dated December 29, 2006 as amended on June 30, 2008, October 29, 2009 and June 29, 2011. (Exhibit 10.1) The primary purpose of the amendment is to add a $2.0 million specialized export facility (“Export Facility”) that matures on March 11, 2013.

The Export Facility advances are subject to acceleration upon the occurrence of customary events of default, including Liftking’s failure to pay when due any principal or interest. The indebtedness under the Export Facility is collateralized by substantially all the assets of Liftking.

Specialized Equipment Export Facility Master Revolving Note for $2.0 million dated December 23, 2011

On December 23, 2011, Manitex Liftking, ULC, a subsidiary of the Company, executed a Specialized Equipment Export Facility Master Revolving Note for $2.0 million (“Export Note”) that matures on March 11, 2013. (Exhibit 10.2) Under the Export Note Liftking is eligible to borrow up to $2.0 million. The maximum borrowing is 90% of total cost of material and labor incurred on export contracts which are subject to the EDC guarantee. Canadian dollar and U.S. dollar advances bear interest at Canadian prime rate plus 0.5% and the U.S. prime rate, respectively. Additionally, Comerica received a $10,000 commitment fee in connection with this note. Additionally, Liftking reimbursed Comerica in the amount of $25,500 for a fee Comerica paid to the EDC in exchange for their guarantee.

The Export Facility advances are subject to acceleration upon the occurrence of customary events of default, including Liftking’s failure to pay when due any principal or interest.

Amendment to Security Agreement between Comerica Bank and Liftking dated December 29, 2006.

On December 23, 2011, Liftking executed an Amendment to a Security Agreement between Liftking and Comerica dated December 29, 2006. (Exhibit 10.3) The agreement amends the definition of Collateral to include “Investment Property”.

Guaranties issued to Comerica

On December 23, 2011, Manitex International, Inc. and Manitex, LLC executed two separate Guaranty agreements (Exhibits 10.4 and 10.5). The first guaranty issued by Manitex International, Inc. to Comerica guarantees the indebtedness of Manitex Liftking, ULC under the Export Facility. The second guaranty issued by Manitex , LLC also guarantees the indebtedness of Manitex Liftking, ULC under the Export Facility. The guarantees are unconditional and absolute and remain in effect until terminated. The guaranties do not provide Comerica with a security interest in the assets of Manitex International, Inc. or Manitex, LLC

Waivers issued to the Economic Development Canada

On December 9, 2011 and December 11, 20011, Manitex International, Inc and Manitex, Inc. executed certain waivers that become effective on December 23, 2011 (Exhibit 10.6 and 10.7).

On December 23, 2011, Manitex Liftking, ULC, Manitex International, Inc. and Manitex, LLC also amended the following documents related to its $6.5 million revolving credit facility with Comerica.

•	Advance Formula Agreement dated December 23, 2011 which replaces Advance Formula Agreement dated January 26, 2009 for the revolving Canadian credit Facility, as amended (Exhibit 10.8)

•

Amended and Restated Master Revolving Note (Multi-Currency) for $6.5 million dated December 23, 2011 which replaces Master Revolving Note in an original principal amount CDN $3.5 million (the “Canadian Note”) dated December 29, 2006 as subsequently amended with a current principal amount of CDN$ 6.5 million and a Master Note for $6.5 million (the “American Note”) dated June 29, 2011. (Exhibit 10.9)

•	Amended and Restated Guaranty from Manitex International, Inc. (Exhibit 10.10)

•	Amended and Restated Security Agreement from Manitex International, Inc. granted to Comerica (Exhibit 10.11)

•	Amended and Restated Guaranty from Manitex, LLC. (Exhibit 10.12)

•	Security Agreement from Manitex, LLC granted to Comerica (Exhibit 10.13)

The above were executed to consolidate the Canadian Note and American Note into a single multi-currency note. The multi-currency note and amendments to the aforementioned documents were made to conform them to Canadian law requirements, providing for Interest Act provisions and usury law provisions. The maturity, principal and interest rates remain unchanged after the amendments.

The description of the amendments contained in this paragraph is qualified in its entirety by reference to the copies of such amendments, notes, guaranties, and security agreements attached as Exhibits 10.9, 10.10, 10.11, 10.12, and 10.13 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ DAVID H. GRANSEE
Name:	David H. Gransee
Title:	Vice President and Chief Financial Officer

Date: December 30, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment and restatement to Letter Agreement for the revolving Canadian credit agreement; which amends the Letter Agreement dated December 29, 2006 as amended on June 30, 2008, October 29, 2009 and June 29, 2011.

10.2	Specialized Equipment Export Facility Master Revolving Note for $2.0 million dated December 23, 2011.

10.3	Amendment to Security Agreement between Comerica Bank and Liftking dated December 29, 2006.

10.4	Manitex International, Inc. Guarantee of Specialized Export Facility

10.5	Manitex, LLC Guarantee of Specialized Export Facility

10.6	Manitex International, Inc. Waiver issued to Export Development Canada

10.7	Manitex LLC Waiver issued to Export Development Canada

10.8	Advance Formula Agreement dated December 23, 2011

10.9	Amended and Restated Master Revolving Note (Multi-Currency) for $6.5 million dated December 23, 2011

10.10	Amended and Restated Guaranty from Manitex International, Inc.

10.11	Amended and Restated Security Agreement from Manitex International, Inc. granted to Comerica

10.12	Amended and Restated Guaranty from Manitex, LLC.

10.13	Security Agreement from Manitex, LLC granted to Comerica